Filed pursuant to Rule 497(e)
File Nos.:	002-38679, 811-02064
333-23549; 811-08097
333-82133; 811-09419

PAX WORLD BALANCED FUND, INC.

PAX WORLD GROWTH FUND, INC.

PAX WORLD HIGH YIELD FUND, INC.

(the “Funds”)

Supplement Dated November 1, 2006
to the
Prospectus for Individual Investor Class Shares
Dated April 30, 2006

Disclosure relating to all Funds

Shareholders of the Funds recently approved revisions to the Funds’ social screening criteria as well as amendments to and the elimination of certain fundamental investment policies (policies that may not be changed without shareholder approval).

Accordingly, the description of the Funds’ social screening criteria is replaced with the following:

Pax World offers mutual funds dedicated to promoting peace, protecting the environment, advancing equality, and fostering sustainable development. We seek to invest in companies that meet positive standards of corporate responsibility and that provide products or services that improve the quality of life. We avoid investing in companies that we determine are significantly involved in the manufacture of weapons or weapons-related products, that manufacture tobacco products, that are involved in gambling as a main line of business, or that engage in unethical business practices. In evaluating a company for investment, our research analysts review such factors as the nature of the company’s business, the sources of its revenues, and its corporate policies and practices to determine whether the company meets or fails our social and environmental criteria. To denote this endeavor, the Funds have adopted the name “Pax World.”

Social Screening

In seeking to invest in companies that meet positive standards of corporate responsibility, and that provide products or services that improve the quality of life, the Funds seek to invest in companies with positive policies and practices in the following areas:

•                                          Environment

•                                          Workplace

•                                          Corporate Governance

•                                          Community

•                                          Product Integrity

Pax World Funds’ environmental criteria include such issues as air and water emissions, recycling and waste reduction, use of clean and renewable energy, climate change initiatives, and other policies and practices focused on promoting sustainable development.

Pax World Funds’ workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights.

Pax World Funds’ corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, business ethics, and legal and regulatory compliance.

Pax World Funds’ community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

Pax World Funds’ product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues, and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect all of the social, environmental or governance criteria Pax World Management may apply in analyzing a company’s entire social responsibility profile. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World Funds’ social, environmental and governance criteria are applied in a particular situation.

Companies in which our Funds invest do not necessarily meet all of Pax World’s social and environmental criteria, nor is any company perfect when it comes to corporate responsibility. At Pax World, we nevertheless believe that our shareholders seek to invest in companies that adhere to positive standards of corporate responsibility. Our social, environmental and corporate governance screens are designed to assist us in identifying those investments. We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment will in the long run better serve investors.

Once a security is purchased by any of our Funds, we will endeavor to review that company’s corporate social responsibility profile on an annual basis to determine whether it continues to meet Pax World’s social screening criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax World’s social screening criteria (either due to acquisition, merger or other developments), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Funds determine that the company no longer meets the Funds’ social investment criteria. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Funds’ investment objectives will be achieved.

Because the Funds seek to promote peace, reconciliation and international understanding, our Funds reserve the right to forego investing in general obligations of the U.S. Government, such as Treasury Securities, when we believe that such securities are being utilized primarily to finance weapons programs and are inconsistent with Pax World’s social criteria. For this reason, Pax World Funds may often invest in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes are more compatible with the Funds’ social criteria, such as the Student Loan Marketing Association, the Federal Home Loan Bank, or the Federal Farm Credit Bank.

Shareholder Engagement

Once Pax World Funds invests in a company, we take our responsibilities as a shareholder and stakeholder seriously: we vote shareholder proxies in accordance with positive criteria of corporate governance and social and environmental responsibility; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development

We also support investing in communities and promoting sustainable development in the United States and around the globe. Our Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 1% of fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, health care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. We nevertheless believe that such investments can often offer a greater social return through their direct impact on local communities, and that they are therefore appropriate investments for a socially responsible mutual fund family like Pax World Funds.

Pax World Funds also take a global perspective. Our Global Citizen Program enables Fund shareholders to earmark portions of their dividends and/or capital gains for Mercy Corps (a nonprofit philanthropic organization). Through this program, Pax World shareholders can amplify the social benefits of their investments by supporting humanitarian relief efforts, peace and reconciliation initiatives, and sustainable development projects around the globe.

At Pax World, we believe that socially responsible investors want to have a positive impact on corporate behavior and to promote social change. Our social, environmental and corporate governance criteria are designed to assist investors in achieving these objectives, and to align their values with their financial goals. That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, the Directors of the Funds may choose to apply additional social standards or criteria, or to modify the social standards and criteria outlined above, without shareholder approval.

In addition, the Funds’ fundamental investment restrictions are as follows:

1.                                       Each Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of a Fund’s portfolio securities.

2.                                       Each Fund may not issue senior securities, except in connection with permitted borrowings or as otherwise permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction over the Fund from time to time.

3.                                       Each Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

4.                                       Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

5.                                       Each Fund may not concentrate more than 25% of the value of its assets in any one industry.

6.                                       Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

7.                                       Each Fund may not purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

Disclosure relating to the Pax World High Yield Fund

The sub-section captioned “Portfolio Managers” in the section of the Prospectus titled “Management, Organization and Capital Structure of the Funds” is revised to indicate that the Pax World High Yield Fund is managed solely by Mary V. Austin.

Disclosure relating to the Pax World Growth Fund

The sub-section captioned “Portfolio Managers” in the section of the Prospectus titled “Management, Organization and Capital Structure of the Funds” is revised to indicate that the Pax World Growth Fund is co-managed by Christopher H. Brown and Anthony Trczinka.  Additional information about Mr. Brown is currently provided in the Prospectus.  Additional information about Mr. Trczinka is provided below.

Mr. Trczinka is the Co-Portfolio Manager of the Pax World Growth Fund and also serves as the Assistant Portfolio Manager of the Pax World Balanced Fund.  Mr. Trczinka has been associated with the Adviser for approximately 4 years.  Prior to joining the Adviser, Mr. Trczinka spent over 3 years at AEW Capital Management as an Assistant Vice President.  Mr. Trczinka has 10 years of investment experience and 14 years of overall finance experience.  Tony has an MBA degree from Northeastern University, a Bachelor of Arts from the University of Massachusetts and holds the CFA designation.  Mr. Trczinka is a member of the Boston Security Analyst Society and the CFA institute.